Exhibit 10.5

Assignment of LOAN AGREEMENT

For Value Received, J. R. Simplot Company, a Nevada corporation (“Assignor”), hereby assigns and transfers all of the Assignor’s right, title and interest in and to the Loan Agreement and all Loan Documents as defined in the Loan Agreement (the “Loan”) by and between SemiLEDs Corporation, a Delaware corporation, as borrower, and Assignor, as lender, dated January 8, 2019, in the original principal amount of $1,500,000 to Simplot Taiwan Inc., an Idaho corporation (“Assignee”), in accordance with and subject to the terms and conditions of the Loan.

This assignment is made without representation, warranty, covenant, or recourse against Assignor.

Dated: January 7, 2024

J. R. Simplot Company

By: ___ /s/ Scott R. Simplot _

Name: Scott Simplot

Title: Chairman

Agreed to and accepted:

Simplot Taiwan Inc.

By: _____ /s/ Scott R. Simplot _______________

Name: Scott Simplot

Title: Director

SEMILEDS CORPORATION

By: _____/s/ Christopher Lee ______________

Name: Christopher Lee

Title: Chief Financial Officer